UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2004

COTTON STATES LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Georgia	002-39729	58-0830929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E.
Atlanta, Georgia
(Address of principal executive offices)

30346
(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8600

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On December 22, 2004, Cotton States Life Insurance Company (the “Company”) issued a press release announcing the approval by the Illinois and Connecticut Departments of Insurance of the previously announced merger of the Company with a subsidiary of COUNTRY Life Insurance Company. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Information and Exhibits

     (c) Exhibits

99.1	Press Release dated December 22,2004.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2004
COTTON STATES LIFE INSURANCE COMPANY
	By:	/s/ J. Ridley Howard
		Name:	J. Ridley Howard
		Title:	Chairman, President and Chief Executive Officer

By:	/s/ William J. Barlow
	Name:	William J. Barlow
	Title:	Vice President of Finance

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 22, 2004.